UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                                 FORM 8/A


                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 14 January 2005


                        BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
     -----------------             -----------------       -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                     120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number)



4.02 Non reliance on previously issued financial statements or related financial report or Completed interim review

The Corporation restated its quarterly reports for 2003 to reflect the adjustments made by its prior auditors, SF Partnership LLP, and the audit report covering the period, year end 31 December 2003, and the quarterly reports of 31 March 2003, 30 June 2003; and 30 September 2003. The reports are being filed with the SEC as restated Amended 10QSB for the periods 31 March 2003, 30 June 2003, and 30 September 2003.

SF Partnership LLP reviewed the amended reports and the Company requested that SF Partnership LLP furnish it with a letter stating whether it agreed with the above statements and, if not, the respect in which it does not agree. The Company has provided SF Partnership LLP with a copy of the foregoing disclosures giving them the opportunity to respond as an exhibit to this filing.



Index to Exhibits


Exhibit 10.26     SF Partnership, LLP letter



Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  12 January 2005                                   /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer


Exhibit 10.26     SF Partnership, LLP letter


SF Partnership, LLP
Chartered Accountants

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

January 14, 2005

Dear Sir/Madam:

We have read the first and second paragraphs of item 4.02 included in the Form 8-K/A dated January 14, 2005 of Blackstocks Development Corp. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Very truly yours,

/s/ SF Partnership , LLP

SF Partnership LLP